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                                                                    EXHIBIT 10.1

                         AMENDMENT #4 TO LOAN AGREEMENT

      THIS AMENDMENT #4 TO LOAN AGREEMENT (this "AMENDMENT") is entered into as of June 28, 2004 among CHOICEPOINT FINANCIAL INC., a Delaware corporation ("BORROWER"), CHOICEPOINT INC., a Georgia corporation, in its capacity as the initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the "SERVICER"), THREE PILLARS FUNDING LLC (formerly known as Three Pillars Funding Corporation), a Delaware limited liability company (together with its successors and permitted assigns, "LENDER"), and SUNTRUST CAPITAL MARKETS, INC. (formerly known as SunTrust Equitable Securities Corporation), a Tennessee corporation, as agent and administrator for Lender (in such capacity, together with its successor and assigns in such capacity, the "ADMINISTRATOR") and pertains to the Loan Agreement among the parties hereto dated as of July 2, 2001 (the "EXISTING AGREEMENT"). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Existing Agreement.

                                   BACKGROUND

      WHEREAS, Borrower desires that Lender agree to a certain amendment to the Existing Agreement; and

      WHEREAS, Lender is willing to agree to such amendment on the terms and subject to the conditions set forth in this Amendment;

      NOW THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto agree as follows:

      1. AMENDMENT TO NAME OF LENDER. All references in the Existing Agreement to "Three Pillars Funding Corporation" are hereby deleted and replaced with "Three Pillars Funding LLC". Three Pillars Funding LLC is a Delaware limited liability company.

      2. AMENDMENTS TO SECTION 1.1 OF THE EXISTING AGREEMENT. The definitions of "LIQUIDITY TERMINATION DATE" and "SCHEDULED COMMITMENT TERMINATION DATE" are hereby amended to delete "June 28, 2004" where it appears and to substitute in lieu thereof "June 27, 2005."

      3. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date first above written upon receipt by the Lender of:

            (a) a counterpart hereof duly executed by each of the parties hereto, and

            (b) receipt by the Lender of an Amended and Restated Fee Letter increasing the Administrative Fee (as defined therein) from 0.025% per annum to 0.050% per annum.

      4. CONTINUING EFFECT. Except as expressly amended above, the Existing Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

      5. BINDING EFFECT. This Amendment shall become effective when it shall have been executed and delivered by each of the parties hereto and thereafter shall be binding upon and

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inure to the benefit of Borrower, Servicer, Lender and Administrator and their respective successors and assigns.

      6. EXPENSES. Borrower agrees to pay all reasonable costs and expenses incurred by Lender and Administrator in connection with the preparation, execution, delivery, administration and enforcement of, or any breach of this Amendment, including without limitation the reasonable fees and expenses of counsel.

      7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

      8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

                            <signature page follows>

                                       2
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                                                                    EXHIBIT 10.1

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   THREE PILLARS FUNDING LLC, AS LENDER

                                   By:      /s/ Douglas K. Johnson
                                       ---------------------------------------
                                   Name:             Douglas K. Johnson
                                   Title:               President

                                   SUNTRUST CAPITAL MARKETS, INC., AS
                                   ADMINISTRATOR

                                   By:      /s/ David H. Eidson
                                       ---------------------------------------
                                   Name:             David H. Eidson
                                   Title:            Senior Vice President

                                            SunTrust Capital Markets, Inc.

                                   CHOICEPOINT FINANCIAL INC., AS BORROWER

                                   By:               /s/ David E. Trine
                                       ---------------------------------------
                                   Name:             David E. Trine
                                   Title:            Treasurer

                                   CHOICEPOINT INC., AS INITIAL SERVICER

                                   By:               /s/ David E. Trine
                                       ---------------------------------------
                                   Name:             David E. Trine
                                   Title:            Treasurer

                                       3